UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 24, 2011

CONMED HEALTHCARE MANAGEMENT, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-27554	42-1297992
(Commission File Number)	(I.R.S. Employer Identification Number)

7250 Parkway Dr. Suite 400 Hanover, MD (Address of principal executive offices)	21076 (Zip Code)

(410) 567-5520
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on July 11, 2011, Conmed Healthcare Management, Inc. (“Conmed”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ayelet Investments LLC (“Ayelet”) and Ayelet Merger Subsidiary, Inc. (“Merger Sub”).

On October 24, 2011, Conmed, Ayelet and Merger Sub entered into Amendment No. 1 to the Merger Agreement. This amendment revised the minimum cash on hand closing condition in the Merger Agreement to account for certain items that had occurred since the Merger Agreement was executed. On September 28, 2011, Conmed entered into a premium financing agreement with Premium Assignment Corporation in order to finance certain insurance premiums that were due upon renewal of certain of its insurance policies on October 1, 2011. In light of this premium financing arrangement, the minimum cash on hand closing condition was amended to provide that Conmed would have cash and cash equivalents on hand immediately prior to consummation of the merger contemplated by the Merger Agreement in an amount equal to the outstanding principal due and owning under the premium financing agreement. In addition, based on Conmed’s payment of certain tax liabilities to the State of Washington, the minimum cash on hand closing condition was amended to eliminate the requirement that Conmed have $0.5 million of cash and cash equivalents on hand to pay such tax liabilities.

The foregoing summary of the amendment to the Merger Agreement is subject to, and qualified in its entirety by, the full text of the amendment attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 8.01. Other Information.

Conmed has called a special meeting of its shareholders to be held on November 15, 2011 at 9:00 a.m., local time, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York, for the purpose of voting on proposals to approve and adopt the Merger Agreement, to consider and cast a nonbinding advisory vote on the ‘‘golden parachute’’ compensation that may be payable to Conmed’s named executive officers in connection with the merger as reported in Conmed’s proxy statement, and to grant authority to postpone or adjourn the special meeting. Stockholders of record on October 24, 2011 will be entitled to vote at the meeting.

Additional Information About This Transaction

Conmed filed a definitive proxy statement with the Securities and Exchange Commission on October 25, 2011 in connection with the proposed transaction with Ayelet. The definitive proxy statement is being mailed to Conmed’s stockholders.  Conmed’s stockholders are urged to read the proxy statement and other relevant materials because they contain important information about the proposed merger with Ayelet. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Conmed on its corporate website at www.conmedinc.com.

Conmed’s officers and directors may be deemed to be participants in the solicitation of proxies from Conmed’s stockholders with respect to the proposed transaction with Ayelet. Information about Conmed’s executive officers and directors, and their ownership of Conmed’s common stock, is set forth in the definitive proxy statement filed with the SEC on October 25, 2011 and other relevant documents regarding the proposed transaction with Ayelet.  Copies of these documents may be obtained, free of charge, as described above.

Forward Looking Statements

This Form 8-K and the exhibits attached hereto may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to Conmed's plans, objectives, expectations and intentions; and (ii) other statements that are not historical facts including statements which may be identified by words such as “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “potentially,” or similar expressions. These statements are based upon the current beliefs and expectations of Conmed's management, and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Conmed's control) including, without limitation: potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Ayelet transaction; unexpected costs or expenses resulting from the proposed Ayelet transaction; litigation or adverse judgments relating to the proposed Ayelet transaction; risks relating to the consummation of the contemplated Ayelet transaction, including the risk that the required stockholder approval might not be obtained in a timely manner or at all, or that other closing conditions will not be satisfied; other factors not currently anticipated by management which may materially and adversely affect the closing of the Ayelet transaction; Conmed's ability to increase revenue and to continue to obtain new contracts, contract renewals and extensions; inflation exceeding Conmed’s projection of the inflation rate of cost of services under multi-year contracts; the ability to obtain bonds; decreases in occupancy levels or disturbances at detention centers; malpractice litigation; the ability to utilize third-party administrators for out-of-facility care; compliance with laws and government regulations, including those relating to healthcare; competition; investigation and auditing of our contracts by government agencies; termination of contracts due to lack of government appropriations; material adverse changes in economic and industry conditions in the healthcare market; negative publicity regarding the provision of correctional healthcare services; dependence on key personnel and the ability to hire skilled personnel; influences of certain stockholders; increases in healthcare costs; insurance; public company obligations; limited liability of directors and officers; Conmed’s ability to meet the NYSE Amex continued listing standards; and stock price volatility. More detailed information about Conmed and the risk factors that may affect the realization of forward-looking statements is set forth in Conmed’s filings with the Securities and Exchange Commission, including Conmed’s Annual Report on Form 10-K, as amended for the year ended December 31, 2010. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. Conmed does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amendment No. 1 to the Merger Agreement, dated October 24, 2011, among Conmed, Ayelet and Merger Sub.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED HEALTHCARE MANAGEMENT, INC.

Date: October 25, 2011	By:	/s/ Thomas W. Fry
Name: Thomas W. Fry
Title: Senior Vice President, Chief Financial Officer and Secretary